FOURTH AMENDED AND RESTATED SERVICE AGREEMENT

THIS FOURTH AMENDED AND RESTATED SERVICE AGREEMENT (the “Agreement”) dated as of this 1st day of June, 2022 (the “Effective Date”), is entered into by and between Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus, Ohio 43219 and Comenity Bank (“Bank”), a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, DE 19803.

RECITALS

WHEREAS, Bank and Servicer are parties to that certain Third Amended and Restated Service Agreement effective February 1, 2019, as amended (the “Prior Agreement”) pursuant to which Servicer provides certain services to Bank; and

WHEREAS, Bank and Servicer wish to terminate the Prior Agreement and enter into this Agreement which will replace and supersede the Prior Agreement in its entirety.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Servicer and Bank agree as follows:

ARTICLE 1

SERVICING AND COMPENSATION

Section 1.1 Services and Performance Standards.

(a) Covered Services.  Subject to the terms of this Agreement, Servicer, as an independent contractor, shall provide to Bank the services as more fully described in Appendix A (collectively, the “Services”).  Bank is not obligated to take each of the Services, nor will Servicer have any right to be Bank’s exclusive provider of any such Services.  Bank may take and pay for any of such Services at its discretion, or discontinue any Service(s), in whole or in part, and obtain such Service(s) from a third party.  If Bank desires to terminate all Services, such termination will be treated as a termination of this Agreement and subject to Section 2.2.

(b) Performance Standards.  Servicer agrees to perform the Services in accordance with the performance standards set forth in Appendix A, or any other service standards as specifically directed by Bank and agreed to by Servicer in writing, which writing shall be attached to this Agreement (collectively, “Performance Standards”).  To the extent that any level of service required by Bank is not enumerated in Appendix A, Servicer agrees to provide at least the same level of service to Bank that Servicer provides to other clients.  In the event that in the reasonable judgement of Bank, Servicer fails to meet any Performance Standard for any Measuring Period, then promptly thereafter Bank shall confer with Servicer to determine the cause of such failure and to develop a plan to improve Servicer’s performance.  As used herein, “Measuring Period” means the Measuring Period corresponding to each Performance Standard, as set forth in Appendix A.

(c) Reporting.  Servicer shall provide reporting as reasonably requested by Bank from time to time.

(d)
Designation of Servicing Representatives.  In providing the Services, representatives of Servicer may state that they are calling “on behalf of Comenity Bank” or “for Comenity Bank” or refer to themselves as “Comenity Servicing” or use other similar designations approved by Bank from time to time, but shall not state that they are employees of Comenity Bank.

(e)
NACHA Distinction.  It is understood and agreed between the parties that Servicer shall act as Bank’s Third Party Service Provider (as defined in NACHA Operating Rule 8.111) and not as a Third Party Sender (as defined in NACHA Operating Rule 8.110).  Bank shall at all times maintain agreements with all Originating Depository Financial Institutions that it utilizes for ACH transfers.  Servicer shall not provide ACH services to any entity other than Alliance Data Systems Corporation and its subsidiary companies, as may be modified from time to time.

Section 1.2 Compensation by Bank for Services.  Bank shall pay Servicer for Services provided in accordance with the provisions of Appendix B.  The fee shall become due and payable by Bank not later than the 15th calendar day following the end of the preceding month, provided, however, that if, in the reasonable business judgement of Bank, Servicer fails to meet (i) any single annual Performance Standard, (ii) any quarterly Performance Standard in any two (2) Measuring Periods within in a rolling 12 month period, or (iii) any monthly Performance Standard (a) in any two consecutive months, (b) three times in any rolling six months, or (c) five times in any rolling twelve months, then the fee to be paid by Bank to Servicer shall be reduced by two percent (2%) for each Service Standard missed, not to exceed ten percent (10%), for the month following the month in which the triggering failure occurred (the “Following Month”), and that amount, as reduced, shall become the amount which is due and payable by Bank for the Following Month.

Section 1.3  Bank Duties.  Insofar as the performance of Services under this Agreement requires data, documents, information or materials required to be furnished by Bank, Bank agrees to furnish the data, documents, information or materials reasonably necessary and within such time as may reasonably be necessary in order for Servicer to perform the Services in a prompt workmanlike manner and within the Performance Standards.

Section 1.4 Dual Officers.  Each Dual Officer (as defined in the Bank’s Dual Officer Policy to which Servicer hereby agrees to abide and be bound by, as such Dual Officer Policy may be amended or modified from time to time) shall perform his or her duties in a manner consistent with the safe and sound operation of the Bank, and will act in the best interests of the Bank at all times, under the direction of the Bank’s Board of Directors. Servicer and the Bank will ensure that each Dual Officer agrees to abide by and be bound by the Bank’s Dual Officer Policy, as it may be amended or modified from time to time. The Bank will advise Servicer promptly of any material amendments, modifications, deletions or other changes to the Bank’s Dual Officer Policy.

ARTICLE 2

TERM AND TERMINATION

Section 2.1 Term.  This Agreement shall become effective as of the Effective Date and shall continue in full force and effect for a period of two (2) years from such date (“Initial Term”), unless terminated in accordance with the terms of this Agreement.  This Agreement shall automatically renew for consecutive one (1) year terms (each a “Renewal Term”), unless terminated by either party as specified below.

Section 2.2 Termination.  This Agreement will terminate (i) at the option of Servicer, if Bank fails to make any payment when due, and such failure is not cured within thirty (30) calendar days; (ii) at the option of the non-defaulting party, if the other party fails to perform any of its material obligations or duties under this Agreement or commits a material breach of its representations and warranties and such failure to perform or breach is not cured within thirty (30) calendar days after written notice is provided to the defaulting party; (iii) if either party gives at least thirty (30) calendar days prior written notice of termination to the other party; or (iv) if either party becomes insolvent or generally unable to pay its debts as they become due or shall become the subject of a bankruptcy, conservatorship, receivership or similar proceeding, or shall make a general assignment for the benefit of its creditors, the other party may terminate this Agreement, subject to applicable creditor rights laws. Notwithstanding the above, the parties agree to cooperate for a period of up to three hundred sixty-five (365) days following the termination of this Agreement to ensure orderly transition by Servicer of its duties hereunder to either Bank or Bank’s designated substitute provider of Services.  Such transition services shall be provided subject to and in accordance with the terms and conditions of this Agreement.  In addition, if Bank determines in its reasonable discretion that 365 days is insufficient to transition the Services to another provider, Servicer shall, at Bank’s request and expense, continue to provide Services hereunder until an orderly transition may be completed, provided the parties agree to such continuation in writing.

Section 2.3 Other Provisions.  The terms of this Agreement to the extent necessary to carry out the intentions of the parties underlying their respective rights and obligations shall survive any termination.  The parties specifically agree that Section 1.2, Article 4, Article 5, Article 9 and the relevant provisions of this Article 2, and the related obligations of each, including without limitation Bank’s obligation to pay Servicer for Services performed pursuant to Appendix B, shall survive the termination of this Agreement.

Section 2.4 Step-In Right.  If Bank’s right to terminate this Agreement arises pursuant to clause (ii) or (iv) of Section 2.2, in addition to Bank’s termination right and regardless of whether Bank exercises such right, the following shall apply:

(a) Servicer shall continue to provide the Services in accordance with the terms of this Agreement, including for the three hundred sixty-five (365) day post-termination transition period referenced in Section 2.2 above.

(b) Servicer shall provide Bank and/or its designees such access to the computer systems (hardware and software) and data used by Servicer to provide the Services hereunder, including general ledger systems, reporting systems, network and information systems, records systems, system backup data, and tax information, as shall be necessary to enable Bank to ensure the continued availability of Services pursuant to this Agreement.

(c) Bank shall have the right, in its sole discretion, to assume managerial oversight of all Service personnel involved in the provision of the Services to Bank for the sole purpose of ensuring the continued availability of Services pursuant to this Agreement.

(d) In the event that Servicer utilizes a Subcontractor to provide some or all of the Services, to the extent permitted by applicable law and the agreement with such Subcontractor, Servicer shall, at Bank’s sole discretion, assign to Bank and Bank shall assume, Servicer’s rights and associated obligations under such agreement with such Subcontractor.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1 Performance.  Servicer represents and warrants that it has (or has access to) all of the necessary facilities and qualified personnel to provide the Services in accordance with the terms of this Agreement; that it shall perform its obligations hereunder at all times and in all respects in accordance with all applicable federal, state, and local laws and regulations; and that it will perform its obligations hereunder in a timely manner and with due care.

Section 3.2 Organizational Existence.  Each party to this Agreement represents and warrants to the other party that it:  (i) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization; (ii) is duly qualified and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualifications; (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage, and operate its properties, to lease the properties it operates under lease, and to conduct its business as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, and has made all necessary notices to, all authorities having jurisdiction, to the extent required for such current ownership and operation or as proposed to be conducted; and (v) is in compliance with its certificate of incorporation and by-laws.

Section 3.3 Corporate Power.  Each party to this Agreement represents and warrants to the other party that the execution, delivery, and performance of this Agreement and all instruments and documents to be delivered hereunder:  (i) are within the party’s corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) do not and will not contravene any provisions of the party’s certificate of incorporation or by-laws; (iv) will not violate any law or regulation or any order or decree of any court or governmental instrumentality; and (v) will not conflict with or result in the breach of, or constitute a default under any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which it is a party or by which any of its property is bound.  This Agreement has been duly executed and delivered, and constitutes a legal, valid, and binding obligation, enforceable in accordance with its terms, subject to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors’ rights generally from time to time in effect and to the availability of equitable remedies.

Section 3.4 Solvency.  Each party to this Agreement represents and warrants to the other party that it is Solvent.  “Solvent,” as to an entity for purposes of this Agreement, means (i) such entity is presently able generally to pay its debts as they become due and (ii) such entity does not have unreasonably small capital to carry on such entity’s business as theretofore operated and all business in which such entity is about to or intends to engage.

Section 3.5 No Default.  Each party to this Agreement represents and warrants to the other party that it is not in default with respect to any material contract, agreement, lease, or other instrument to which it is a party, nor has it received any notice of default under any such material contract, agreement, lease or other instrument which as a consequence of any such default, would materially and adversely affect the performance of its obligations under this Agreement.

Section 3.6 No Burdensome Restrictions.  Each party to this Agreement represents and warrants to the other party that no contract, lease agreement, or other instrument to which it is a party or by which it is bound, and no provision of applicable law or governmental regulation, materially and adversely affects the business, operation, prospects, property, or financial condition of the party such as to impair its ability to meet its obligations under this Agreement.

Section 3.7 Information Correct.  Each party to this Agreement represents and warrants to the other party that all information furnished for purposes of or in connection with this Agreement or any information hereafter furnished, is to the best of such parties’ knowledge, true and correct in all material respects and no such information omits to state a material fact necessary to make the information so furnished not misleading.  There is no fact known which has not been disclosed and which materially and adversely affects the financial condition, business, property, or prospects of the party.

Section 3.8 No Termination Event.  Each party to this Agreement represents and warrants to the other party that no event which, with notice or the passage of time or both, would permit termination of this Agreement has occurred and is continuing or, to the best knowledge of the party, is threatened to occur.

ARTICLE 4

CONFIDENTIALITY

Section 4.1 Duty of Confidentiality.  In connection with the performance of this Agreement, each party may receive information which the other party (the “Furnishing Party”) has identified to the party receiving such information (the “Receiving Party”) as being confidential or proprietary to the Furnishing Party, or otherwise not generally available to the public (collectively, the “Confidential Information”).  Confidential Information, includes, but is not limited to, the confidential and proprietary information of either party or its affiliates, subsidiaries, or parent companies disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, prototypes, samples, plant and equipment).  Confidential Information includes, by way of example, but without limitation, the Business Information, Technical Information, and Personal Information described below.

(a)
Examples of “Business Information” are:  business models, know-how, designs, reports, data, research, financial information, pricing information, corporate client information, market definitions and information, and business inventions and ideas.

(b)
Examples of “Technical Information” are: software, algorithms, developments, inventions, processes, ideas, designs, drawings, engineering, hardware configuration, and technical specifications, including, but not limited to, computer terminal specifications, the source code developed from such specifications, all derivative and reverse-engineered works of the specifications, and the documentation and software related to the source code, the specifications and the derivative works.

(c)
Examples of “Personal Information” are:  all non-public personal information of or related to individual customers or consumers of either party, including but not limited to names, addresses, telephone numbers, account numbers, customer lists, and account, financial or transaction information.

Each party agrees (i) to keep the Confidential Information confidential and (ii) not to use or disclose the Confidential Information for any purpose, other than the purpose for which it was disclosed, without the prior written consent of the Furnishing Party.

Section 4.2 Information which is not Confidential Information.  For purposes of this Agreement, “Confidential Information,” with the exclusion of Personal Information, shall not include:  (i) information in the public domain at the time that it was provided by the Furnishing Party or subsequently came in to the public domain other than as a result of breach of the confidentiality provisions contained herein; (ii) information obtained from a third party (provided such party was not bound by confidentiality agreements with the Furnishing Party); (iii) information is released by the Furnishing Party to anyone without restriction; (iv) information that was known to the Receiving Party prior to its disclosure without any obligation to keep it confidential as evidenced by tangible records kept by the Receiving Party in the ordinary course of business; or (v) information independently developed by the Receiving Party.

Section 4.3 Preservation of Confidential Information; Procedures to Protect; Security Controls. The Receiving Party shall disclose Confidential Information only to those of its employees who have a need to know in order to accomplish the purposes of this Agreement.  Each party shall use its best efforts to ensure that its employees take such action as shall be necessary or advisable to preserve and protect the confidentiality of Confidential Information. In addition, the Receiving Party shall establish commercially reasonable controls to ensure the confidentiality of Confidential Information and to ensure that Confidential Information is not disclosed contrary to the provisions of this Agreement, the Gramm-Leach-Bliley Act, or any other applicable laws. Without limiting the foregoing, each party shall implement such physical and other security measures as are necessary to (i) ensure the security and confidentiality of Confidential Information, (ii) protect against threats or hazards to the security and integrity of Confidential Information, and (iii) protect against unauthorized access to or use of Confidential Information.  The Receiving Party shall disclose Confidential Information only to those of its employees who have a need to know in order to accomplish the purposes of this Agreement.  Each party shall use its commercially reasonable efforts to ensure that its employees take such action as shall be necessary or advisable to preserve and protect the confidentiality of Confidential Information.  The parties shall, at a minimum, establish and maintain such data security program as is necessary to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, as such guidelines may be updated from time to time.  Servicer shall immediately notify Bank, but in no event later than 24 hours, in the event it believes, or has reason to believe, that a security breach or any other unauthorized intrusion has occurred.  Servicer shall respond and take corrective action in accordance with the Bank’s Information Security Policy, to which Servicer hereby agrees to abide and be bound by, as such Information Security Policy may be amended or modified from time to time.

Section 4.4 Return of Confidential Information.  The Receiving Party shall, at the Furnishing Party’s option, either destroy or return the Confidential Information to the Furnishing Party as soon as possible after completion of the Services or other circumstances for which such Confidential Information was disclosed.  Upon written request or upon termination of this Agreement, the Receiving Party shall, at its option, either destroy or return to the Furnishing Party such Confidential Information in its possession or control.  Notwithstanding the foregoing, the Receiving Party may retain Confidential Information to the extent needed to comply with applicable law or such Receiving Party’s record or document retention or similar policy.

Section 4.5 Compelled Disclosure.  If the Receiving Party is legally compelled (including, without limitation, by law, rule, regulation, stock exchange or governmental regulating or administrative or similar agency, as part of a judicial or administrative proceeding or otherwise, by deposition, interrogatory, request for information or documents, subpoena, civil or criminal investigative demand or otherwise) to disclose any Confidential Information, the Receiving Party shall promptly notify, where allowed by law to do so, the Furnishing Party to permit the Furnishing Party to seek a protective order or take other appropriate action.  The Receiving Party shall also cooperate in the Furnishing Party’s efforts to obtain a protective order or other reasonable assurance that the Confidential Information shall be treated confidentially.  If, in the absence of a protective order, the Receiving Party or its representatives are, in the opinion of counsel, compelled as a matter of law to disclose the Confidential Information, the Receiving Party may disclose to the party compelling disclosure only the part of the Confidential Information as is required by law to be disclosed (in which case, prior to disclosure, the Receiving Party shall advise and consult with the Furnishing Party and its counsel as to such disclosure and the nature and wording of such disclosure) and shall use its reasonable best efforts to obtain confidential treatment therefor.

Section 4.6 Continuing Duty.  Each party’s obligations to confidentiality and non-disclosure shall survive the termination of this Agreement.

ARTICLE 5

INDEMNIFICATION

Section 5.1 Servicer shall indemnify and hold Bank, its officers, directors, employees and agents harmless from and against any “Losses,” defined in Section 5.4 below, arising out of or in connection with:

(a)
The intentional or negligent act or omission of Servicer or of its officers, directors, employees, or agents (including Subcontractors) in the performance of the duties and obligations of Servicer under this Agreement;

(b)	The failure by Servicer, after notice of breach and opportunity to cure in accordance with Section 2.2(b) above, to comply with the terms of this Agreement; or

(c)
The failure by Servicer to comply with its obligations under any and all laws, rules, regulations, interpretations, or directives applicable to Servicer; provided, however, that no indemnification shall be available under this clause 5.1(c) as to any matter for which Bank is required to indemnify Servicer under Section 5.2(d);

(d)
The failure by Servicer to comply with all laws, rules, regulations, interpretations, or directives applicable to Bank in its performance of Services on Bank's behalf or to comply with Bank's instructions on compliance in connection with such Services, to the extent permitted by applicable law;

(e)
Any act or omission by Bank, its officers, directors, employees or agents at the request of, and in accordance with such instructions or procedures as may be provided by, Servicer if such act or omission constitutes a failure to comply with any law, rule or regulation applicable to Servicer;

provided, however, that except as specifically provided in clause 5.1(d) above, Servicer shall not be required to indemnify or hold Bank, its officers, directors, employees or agents harmless from and against any losses arising from any act or omission of Bank, its officers, directors, employees or agents.

Section 5.2 Bank shall indemnify and hold Servicer, its officers, directors, employees and agents harmless from and against any “Losses,” as defined in Section 5.4 below, arising out of or in connection with:

(a)	The intentional or negligent act or omission of Bank or of its officers, directors, employees, or agents in the performance of the duties and obligations of Bank under this Agreement;

(b)	The failure by Bank, after notice of breach and opportunity to cure in accordance with Section 2.2 above, to comply with the terms of this Agreement; or

(c)
The failure by Bank to comply with its obligations under any and all laws, rules or regulations applicable to Bank; provided, however, that no indemnification shall be available under this clause 5.2(c) as to matters for which Servicer is required to indemnify Bank under Section 5.1(d);

(d)
Any act or omission by Servicer, its officers, directors, employees or agents, at the request of, and in accordance with such instructions or procedures as may be provided by Bank, if such act or omission constitutes a failure to comply with any law, rule or regulation applicable to Bank.

provided, however, that except as specifically provided in clause 5.2(d) above, Bank shall not be required to indemnify or hold Servicer, its officers, directors, employees or agents harmless from and against any losses arising from any act or omission of Servicer, its officers, directors, employees or agents.

Section 5.3 Notice of Claims.  Each party shall promptly notify the other party of any claim, demand, suit, or threat of suit of which that party becomes aware (except with respect to a threat of suit either party might institute against the other) which may give rise to a right of indemnification pursuant to this Agreement.  The indemnifying party will be entitled to participate in the settlement or defense thereof and, if the indemnifying party elects, to take over and control the settlement or defense thereof with counsel satisfactory to the indemnified party.  In any case, the indemnifying party and the indemnified party shall cooperate (at no cost to the indemnified party) in the settlement or defense of any such claim, demand, suit, or proceeding.

Section 5.4.  Losses.  For purposes of this Article 5, the term “Losses” shall mean any losses, damages, costs, and expenses, liabilities, settlements, or similar items including, without limitation, reasonable attorneys’ fees and court costs reasonably incurred by Servicer or Bank, as the case may be.

ARTICLE 6

BANK DATA AND INTELLECTUAL PROPERTY

Section 6.1 Data and Intellectual Property Ownership.  The parties acknowledge and agree that, and between Bank and Servicer, any and all data or information provided to Servicer in order for Servicer to provide the Services under the terms of this Agreement is owned (or otherwise licensed or controlled) by Bank (“Bank Data”).  Servicer represents and warrants that, unless otherwise agreed upon in writing, Servicer shall use Bank Data solely for the purposes of fulfilling its obligations under the terms of this Agreement and for no other purpose.  Furthermore, in the event Bank provides any software, hardware or processes to Servicer, such software, hardware or processes will remain the exclusive property of Bank.  Except as provided herein, nothing in this Agreement shall be deemed to convey a proprietary interest to Servicer or any third party in any of the Bank Data, software, hardware, or intellectual property owned or licensed by Bank or any of its non-Servicer affiliates.

Section 6.2 Intellectual Property Rights.

(a)
Bank Ownership Rights.  If in the course of performing Services for Bank, Servicer provides or creates deliverables or other work product (“Works”) all intellectual property rights associated with such Works shall accrue to Bank. All copyrightable Works created by Servicer in connection with the performance of Services for Bank shall be deemed to be works made for hire for purposes of vesting in Bank all copyrights in such Works.

(b)
License.  To the extent that the Works contain any material developed by Servicer prior to the performance of Services for Bank, Servicer hereby grants to Bank a perpetual, royalty-free, worldwide license to (a) use, execute, reproduce, display, perform, distribute copies of, modify and prepare derivative works based on such material and (b) make, use and sell products and Services under such rights.

(c)
Further Action.  At Bank’s request, Servicer shall promptly execute any and all documents with the United States Copyright Office, U.S. Patent and Trademark Office and other appropriate U.S. and foreign agencies, and take such other action, at Bank’s expense, to effectuate Bank’s proprietary rights to Works.

Section 6.3 Representation and Warranty by Servicer Regarding Intellectual Property.  Servicer represents, to the best of Servicer’s knowledge, that the provision of the Services does not violate the intellectual property rights of any third party.
Section 6.4 Intellectual Property Indemnity.  Notwithstanding the provisions of Article 9 of this Agreement, Servicer agrees to indemnify, defend, protect, save and hold harmless Bank, Bank’s subsidiaries and affiliates, and their respective directors, officers, employees and agents, against any and all losses, liabilities, judgments, awards and costs (including legal fees and out-of-pocket expenses reasonably incurred) arising out of or related to any claim in whole or in part that Bank’s use of the Services or other goods and services provided to the Bank pursuant to this Agreement infringes, misappropriates, or otherwise violates any third parties’ intellectual property rights.  Servicer shall defend and settle at its sole expense all suits or proceedings arising in whole or in part out of the foregoing, provided that Bank gives Servicer reasonably prompt notice of any such claim.  This obligation of indemnification shall survive even if Bank does not provide Servicer with reasonably prompt notice of any such claim of which Bank learns so long as such failure does not materially prejudice Servicer.  If, as a result of any such claim, Bank is enjoined from use of the Services, or if Servicer believes that Bank is likely to become the subject of a claim, Servicer, at its option and expense shall (i) procure the right for Bank to continue to use the Services; or (ii) modify the Services so that they are not infringing, while remaining functionally equivalent to the current Services. If Services must discontinue Services because of such a claim, Bank may terminate this Agreement or equitably reduce the fees paid or payable to Servicer associated with the affected Service.

ARTICLE 7

SUBCONTRACTING

Section 7.1 Subcontractors.  In performing its obligations under this Agreement, Servicer may engage subcontractors and other third parties (collectively, “Subcontractors”), provided Servicer has done so in compliance with Bank’s joint Vendor Risk Management Policy with Card Services. All Subcontractors shall, as a condition to their engagement, agree to be bound by provisions substantially similar to those included in this Agreement, specifically those relating to Confidential Information and Bank’s and regulators’ rights to audit.  Servicer shall not, without first obtaining Bank’s written permission, outsource any services (i) involving the release of Personal Information outside of the United States or (ii) to be provided by a Tier 1 Vendor. Tier 1 Vendor has the meaning given to such term in the Bank’s joint Vendor Risk Management Policy with Card Services, as it may be amended from time to time, and is generally understood to mean a vendor engagement that provides a product or service which is deemed, upon evaluation of appropriate risk factors, to be critical to maintain revenue or provide daily operations necessary for the Bank and/or a vendor that is an affiliate of the Bank. Servicer shall make commercially reasonable efforts to incorporate into any Subcontractor agreement the right to assume Servicer’s rights and obligations under such agreement to the extent they relate to the provision of Services under this Agreement.

ARTICLE 8

INSURANCE

Section 8.1 Insurance.  Servicer shall during the Term of this Agreement maintain in force the following insurance coverages. Servicer shall cause its insurers to issue certificates of insurance evidencing that the coverage required under this Agreement is maintained in force, and that Bank is a designated additional insured. Servicer shall provide or have its insurer provide to Bank not less than thirty (30) days written notice of any cancellation or non‑renewal of the policies.

8.1.1 Worker’s Compensation Insurance, including occupational illness or disease coverage, or other similar social insurance in accordance with the laws of the nation, province, state, or territory exercising jurisdiction over Servicer employees; and Employer’s Liability Insurance, with minimum limits of $1,000,000 bodily injury per occurrence, $1,000,000 bodily injury by disease for each employee, and $1,000,000 bodily injury by disease in the aggregate.  The policy shall be endorsed to include “all states” coverage and a waiver of subrogation in favor of Bank, where allowed by law;

8.1.2 General Liability Insurance, written on an “occurrence” basis with a limit of at least $1,000,000 per occurrence, and $2,000,000 aggregate for bodily injury and property damage in a form providing coverage not less than a standard commercial general liability policy including hazards of operation coverage, products/completed operations coverage, contractual coverage, and an umbrella liability policy with limits of at least $15,000,000.  Each policy shall name Bank as an additional insured and shall include a waiver of subrogation in favor of Bank.

8.1.3 Employee Dishonesty and Computer Fraud coverage for loss arising out of or in connection with any fraudulent or dishonest acts committed by the employees of Servicer, acting alone or in collusion with others, in a minimum amount of $5,000,000.

8.1.4 Servicer shall ensure that its Subcontractors, if any, maintain adequate insurance coverage as appropriate for the services rendered by such Subcontractors.

ARTICLE 9

LIMITATION OF LIABILITY

Section 9.1 Exclusion of Consequential and Other Damages; Limitation.  EXCEPT AS SET FORTH IN SECTION 9.4, AND AS OTHERWISE MAY BE SPECIFICALLY SET FORTH IN THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE UNDER ANY THEORY OF LIABILITY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER, SUFFERED BY THE OTHER PARTY, ANY END USER, CUSTOMER, RESELLER OR ANY DISTRIBUTOR, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS INTERRUPTIONS, OR OTHER ECONOMIC LOSS ARISING OUT OF THE PERFORMANCE OR NON‑PERFORMANCE HEREUNDER OR ANY SERVICES PROVIDED HEREUNDER, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

Section 9.2 TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT AS SET FORTH IN SECTION 9.4, NOTWITHSTANDING THE FORM (E.G., CONTRACT, TORT (INCLUDING NEGLIGENCE) STATUTORY LIABILITY OR OTHERWISE) IN WHICH ANY LEGAL OR EQUITABLE CLAIM OR ACTION MAY BE BROUGHT AGAINST SERVICER HEREUNDER, SERVICER SHALL NOT BE LIABLE HEREUNDER FOR DAMAGES WHICH EXCEED, IN THE AGGREGATE, AN AMOUNT EQUAL TO TWO TIMES THE AGGREGATE FEES PAYABLE BY BANK TO SERVICER UNDER THIS AGREEMENT IN THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE DATE OF OCCURRENCE OF THE CAUSE OF ACTION WHICH GAVE RISE TO THE LIABILITY.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT AS SET FORTH IN SECTION 9.4, NOTWITHSTANDING THE FORM (E.G., CONTRACT, TORT (INCLUDING NEGLIGENCE) STATUTORY LIABILITY OR OTHERWISE) IN WHICH ANY LEGAL OR EQUITABLE CLAIM OR ACTION MAY BE BROUGHT AGAINST BANK HEREUNDER, BANK SHALL NOT BE LIABLE HEREUNDER FOR DAMAGES WHICH EXCEED, IN THE AGGREGATE, AN AMOUNT EQUAL TO THE AGGREGATE FEES PAYABLE BY BANK TO SERVICER UNDER THIS AGREEMENT IN THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEEDING THE DATE OF OCCURENCE OF THE CAUSE OF ACTION WHICH GAVE RISE TO THE LIABILITY.

Section 9.3 In the event that a party believes that it has a claim against the other party for losses sustained as a result of such other party’s actions or inactions under this Agreement, the party having such claim shall promptly notify the other party of such claim.  NO ACTION MAY BE BROUGHT RELATING TO THIS AGREEMENT AT ANY TIME MORE THAN TWENTY FOUR (24) MONTHS AFTER SUCH PARTY CLAIMING SUCH LOSS HAS BECOME AWARE OF OR SHOULD REASONABLY HAVE BECOME AWARE OF THE MATERIAL FACTS GIVING RISE TO THE CAUSE OF ACTION OCCURRED.

Section 9.4 Exceptions.  Notwithstanding the foregoing limitations on liability, the limitations set forth in Sections 9.1 and 9.2 shall not apply (i) with respect to damages proximately caused by the gross negligence and/or intentional tortious conduct of either party, its employees, officers, directors or subcontractors (ii) to limit either party’s express obligations under this Agreement to defend or indemnify the other under this Agreement, (iii) to damages caused by either party’s infringement (or misappropriation) of the then presently issued patents of, or the copyrights or trade secrets of, the other party, (iv) to a party’s material breach of Sections 3 and/or 4 of this Agreement, (v) to Servicer’s intentional breach of this Agreement, or (vi) to Bank’s payment obligations pursuant to Appendix B.

Nothing in this Section 9 shall abridge the right of either party to terminate this Agreement as may be expressly allowed in this Agreement, nor be construed to limit in any manner either party’s right to seek injunctive relief.  Each party shall have a duty to mitigate damages for which the other party is responsible under this Agreement.

Section 9.5 Acknowledgments.  EACH OF THE PARTIES UNDERSTANDS THE LEGAL AND ECONOMIC RAMIFICATIONS OF THIS SECTION, AND ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION WERE NEGOTIATED BETWEEN PARTIES AND THAT SUCH PROVISIONS WERE CONSIDERED BY EACH PARTY IN DETERMINING THE SPECIFIC RISKS THAT IT ASSUMED IN AGREEING TO ITS OBLIGATIONS SET FORTH IN THIS AGREEMENT, AND THE AMOUNTS OF THE PAYMENTS TO BE MADE UNDER THIS AGREEMENT.

ARTICLE 10

NOTICES

Section 10.1 Notices.  All notices required under this Agreement shall be in writing and be deemed to have been properly given when delivered in person or sent by overnight courier, certified or registered USPS mail, return receipt requested, postage prepaid, addressed:

If to Servicer:

Comenity Servicing LLC
3095 Loyalty Circle
Columbus, OH  43219
Attn: General Counsel

If to Bank:

Comenity Bank
One Righter Parkway, Suite 100
Wilmington, DE  19803
Attn: President

Either party may change its address for notices by notice in the manner set forth above.

Section 10.2 Notice of Issues.  If Servicer becomes aware of any failure by Servicer to comply with its obligations under this Agreement or any other situation arising in the performance of the Services that Servicer knows or reasonably should know (i) may impact compliance with Bank policies or procedures or applicable Laws; or (ii) may have an adverse impact on the Services or the business operations of Bank, then Servicer shall expeditiously so inform Bank in writing.

Servicer further agrees to promptly notify Bank in writing in the event this Agreement or the Services contemplated herein are criticized or questioned by any regulatory agency or found to be unlawful, unsafe, and unsound or otherwise inappropriate.

ARTICLE 11

GENERAL PROVISIONS

Section 11.1 Force Majeure.  Any party to this Agreement shall be released from liability hereunder for failure to perform any of its obligations herein (other than the obligation of Bank to pay for Services) where such failure to perform occurs by reason of any act of God, fire, flood, storm, earthquake, tidal wave, sabotage, war, military operation, terrorist acts, national emergency, civil commotion, strike, order of any government agency or other cause beyond either party’s reasonable control.

Section 11.2 Status of Parties to Agreement.  Nothing in this Agreement shall be construed as making either party a joint venturer, partner, representative, employee, or agent of the other.  Neither Servicer nor Bank shall hold itself out as such, nor shall either use the other’s name in any advertising without prior written approval.  Servicer is and shall be considered an independent contractor.  Servicer shall be responsible for any income taxes, unemployment taxes, social security, worker’s compensation, insurance and other taxes, expenses or deductions arising out of the services rendered by Servicer to Bank under this Agreement.

Section 11.3 Dispute Resolution.  In the event of any dispute between the parties related to this Agreement, and prior to the commencement of any formal proceedings, the parties agree to attempt in good faith to reach a negotiated resolution by bringing the disputed matter to the attention of the other party in writing and designating a representative of appropriate authority to resolve the dispute.  Neither party will bring an action until thirty (30) days after notice of the dispute unless waiting will materially prejudice its remedies.

Section 11.4 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to its conflicts of laws provisions.

Section 11.5 No Waiver.  No delay on the part of Servicer or Bank in exercising any power or right hereunder shall operate as a waiver of any such power or right.  No waiver shall be valid unless in writing signed by the waiving party and then only to the extent set forth therein.

Section 11.6 Assignment and Modification.  This Agreement shall not be assigned or amended except by a written instrument signed by both Servicer and Bank.  Notwithstanding the prior sentence, either party may change its name or assign this Agreement to an affiliate, subsidiary or the purchaser of all or substantially all of its assets without prior consent, but with prompt notice provided in accordance with Article 10.

Section 11.7 Titles.  The titles and headings indicated herein are inserted for convenience only and shall not be considered a part of this Agreement or in any way limit the construction or interpretation of this Agreement.

Section 11.8 Entire Agreement.  This Agreement, including all appendices and exhibits hereto, all of which appendices and exhibits are hereby incorporated into and made a part of this Agreement, constitutes the entire Agreement and supersedes all prior agreements and understandings, whether oral or written, among the parties hereto with respect to the subject matter hereof.  Any prior agreements, representations, statements, negotiations, or undertakings dealing with the subject matter of this Agreement are superseded, including but not limited to the Prior Agreement (including any survival clauses contained therein), which is hereby terminated.  As a point of clarification, no liabilities arising under the Prior Agreement, or liabilities arising from events that occurred during the term of the Prior Agreement, are waived by the execution of this Agreement and such liabilities are still governed by and subject to the terms of the Prior Agreement, including, without limitation, the survival of the indemnification obligations.

Section 11.9 Severability.  If any provision of this Agreement is held to be invalid, void or unenforceable, all other provisions shall remain valid and be enforced and construed as if such invalid provision were never a part of this Agreement.

Section 11.10 Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and permitted assigns.

Section 11.11 Announcements.  Servicer and Bank agree that neither party shall make any publicity release, advertisement or public announcement concerning this Agreement or the Services provided by Servicer to Bank in connection with this Agreement without the prior approval of the other party, except as may be required by law.

Section 11.12 Audit.  Servicer (and its Subcontractors) shall make available its records, policies, procedures, facilities and premises that directly relate to the Services to Bank and Bank’s appropriate regulatory and/or supervisory agencies for examination and to the internal and third party auditors of Bank during normal business hours in a manner that will not disrupt its day-to-day business operations.  All persons conducting such examinations shall abide by Servicer’s reasonable security procedures and shall conduct such examinations at their own or Bank’s own expense.  In addition, Servicer shall provide to Bank on an annual basis copies of Servicer’s (or its parent company’s) financial reports and such other internal and/or external audit reports or reviews to assist Bank in reviewing the performance of the Services, such as reviews of internal controls, security programs and business continuity programs

Section 11.13 Business Continuity/Disaster Recovery.  Servicer represents and warrants that it currently has in place a business continuity and a disaster recovery plan, and will provide Bank an executive summary of the business continuity and disaster recovery plan, which will highlight the parameters of each plan.

Section 11.14 Taxes.  The parties’ respective responsibilities for taxes arising under or in connection with this Agreement shall be as follows:

(a)
Bank shall be responsible for, and shall pay, all sales, use, excise, value-added taxes, or taxes of a similar nature (excluding taxes based upon Servicer’s income or employment of personnel, which shall be borne by Servicer), imposed by the United States, any state, provincial or local government, or other taxing authority, on all goods and services provided under this Agreement.  The parties agree to cooperate with each other to minimize any applicable sales, use or similar tax and, in connection therewith, the parties shall provide each other with any relevant tax information as reasonably requested, including, without limitation, resale or exemption certificates, multi-state exemption certificates, information concerning the use of assets, materials, notice of assessments and withholding documentation.

(b)
Notwithstanding the foregoing, each party is permitted to disclose the tax treatment and tax structure of any transaction that may occur at any time on or after the earliest to occur of the date of public announcement of discussions relating to the transaction, the date of public announcement of the transaction, and the date of execution of an agreement (with or without conditions) to enter into the transaction.  This Agreement shall not be construed to limit in any way the parties’ ability to consult any tax advisor regarding the tax treatment or tax structure of a transaction. These provisions are meant to be interpreted so as to prevent any transaction from being treated as offered under “conditions of confidentiality” within the meaning of the Internal Revenue Code and the Treasury Regulations thereunder.

Section 11.15 Bank Policies and Securitization Documents. Servicer shall provide the Services in accordance with Bank’s policies, including Bank’s credit card guidelines and any servicing or similar agreement or arrangement of Bank in connection with securitization.

Section 11.16 Receivership. Servicer agrees that if Bank is placed into receivership with the Federal Deposit Insurance Corporation (FDIC), Servicer shall continue to comply with the terms of this Agreement, continue to provide the Services in accordance with this Agreement and, upon the request of the FDIC, provide a reasonable time for transition to a successor service provider.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized officers effective as of the day and year first above written.

Comenity Servicing LLC

By:  /s/ Tammy McConnaughey
Name:   Tammy McConnaughey
Title: EVP, Credit Operations and Credit Risk________________________

Comenity Bank

By:  /s/ Baron Schlachter
Name:   Baron Schlachter
Title:	SVP, Card Services and President Comenity Bank, Retail___________

APPENDIX A

SERVICES AND PERFORMANCE STANDARDS

Servicer will provide the following Services to Bank, subject to and in accordance with the Bank’s policies, procedures and directives. All of such Services shall be provided by Servicer in accordance with the direction of and guidance provided by Bank management and/or in accordance with industry best practices. The Services will be measured by the corresponding Performance Standards and associated Measuring Periods, as set forth below.

SECTION I: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

Item	Service	Performance Standard	Measuring Period
1
BSA/AML
• Support day-to-day functions of the Compliance function in the areas of
BSA/AML/OFAC, to ensure all regulatory requirements are met.
• Initiate review of Watch List Filtering, Suspicious Activity Monitoring, and OFAC alerts.
• Support reporting for senior Bank management, committees and boards as requested.
• Analyze account and customer activity to determine if Currency Transaction Reports (CTRs) are warranted.
• Prepare and support CTRs reporting to senior bank management, committees and boards.

		File currency transaction reports within regulatory requirements or applicable policy or procedural timing requirements.	M
Monthly Currency Transaction Reporting:
1. Report Currency Transaction Reports filed on behalf of the Bank.
2. Report Currency Transaction Reports filed outside of regulatory requirements or outside of applicable policy or procedural timing requirement.
M
		Report 100% of matches to FinCEN within the reporting deadline stated in the information request.	M
FinCEN 314(a) Match and Subsequent Investigation Reporting:
1. Report the number of matches reported to FinCEN and number of accounts referred to the FIU for additional review.
2. Report any matches reported outside the deadline indicated by FinCEN in the information sharing request.
M
Item	Service	Performance Standard	Measuring Period
		1st Level Watch List Filtering (WLF) Alerts: • Initiate action on ≥95% of Watch List Filtering Alerts within 21 calendar days of alert generation.	M
		1st Level Suspicious Activity Monitoring (SAM) Alerts: • Initiate action on ≥95% of Suspicious Activity Monitoring Alerts within 30 calendar days of alert generation.	M
		OFAC Real Time Alerts: • Initiate action on ≥95% of OFAC Real Time Alerts within 4 calendar days of alert generation.	M
2
Accounting, Settlement & Other Services
• All services and support deemed reasonable as compared to similar financial services provided by an internal accounting department, including but not limited to daily posting of transactions, daily general ledger production, timely account reconciliation within an acceptable materiality factor as determined by Bank, and timely preparation of monthly financial reports. Any regulatory or financial reporting as appropriate.
• All client settlement and related services, as well as budgeting, general ledger support and other accounting assistance. Any financial reporting and analysis as appropriate.

		Post all valid transactions to customer accounts within 24-36 hours of receipt of transaction file on a business day.	M
		Develop the final Annual P&L Budget by March 31.	A
		Report the Monthly P&L Forecast within 30 days of Month End unless a new Forecast is not required by Bank.	M
3
Applications Development
• Management and maintenance of processing applications, including new feature development, product enhancements and problem resolution.
• Provision of development staff with specialized knowledge of Bank processing applications.
		Maintain 99.5% availability of applications system to process all applications.	M
Item	Service	Performance Standard	Measuring Period
4
Business Continuity and Disaster Recovery Services
• Assist management in planning for a shut down or disruption in business.
• Respond to emergencies and safeguard the interests of key stakeholders, reputation, brand and value-creating activities.
• Oversee each area that is responsible for planning, developing, updating and testing the procedures that will provide the organization the ability to respond and recover during an unplanned event.
• Provide business continuity and disaster recovery services as follows:
• Provide alternate site for Bank headquarters personnel in the event that the Bank’s location is rendered inaccessible or inoperable, until the Bank’s facility has been restored or other permanent location is secured.
• Provide workstations for the duration of need, including access to all systems, availability, hardware, Bank data, and telephones with unlimited call access within the United States.
• Upon arrival at the Servicer’s facility, Bank personnel will be issued such Provide building access devices (electronic cards, keys, etc.) as needed to facilitate access to the building. Provide security policies and procedures then in effect for this the facility.
• Provide data security, data recovery, data backup, secured connectivity, and confidentiality functions.
• Provide access to copy machines, fax machines and customary office supplies as needed.
		Conduct Business Impact Analysis (BIA) assessment within 12 months of the last assessment for 95% of business processes.	A
		Conduct risk assessment within 12 months of the last assessment for 95% of facilities.	A
		Establish and approve 95% of Business Continuity and Disaster Recovery plans within 12 months of the last approval consistent with BCDR standards and report quarterly results.	Q
		Conduct 95% of Business Continuity and Disaster Recovery plan testing consistent with BCDR standards and report quarterly results.	Q
5
Complaints Management
• Complaints Management Governance and Oversight: Provide services and support in establishing procedures, definitions and standards for handling complaints received through all intake channels, and oversee and govern the handling, resolution, monitoring, analysis and reporting of all complaints.
• Complaints Handling: Identify, capture, investigate, respond to and document complaints and related risks in system of record in accordance with definitions and requirements of the Bank policies and procedures and regulatory requirements.
• Complaint Reporting: Prepare Complaints Management reporting on all Tiers of complaint data. Complete qualitative review of complaints through data mining to determine root causes driving complaints and assist in solutioning for reduction in complaints.
• Other complaint management services, as requested.
		Report timely to management, Bank committees and Bank board on the number of written complaints handled, response times, categories, and other relevant information.	Q
		Complete 90% of the Tier 1 (per program definition) consumer complaints within 15 calendar days; Complete 100% of the Tier 1 consumer complaints within 60 calendar days.	M
		Complete 80% of the Tier 2 (per program definition) consumer complaints within 15 calendar days; Complete 100% of the Tier 2 consumer complaints within 60 calendar days.	M
		Servicer to provide complaint reporting, focused on key business and/or focus areas, on at least a monthly basis to both FLOD and SLOD stakeholders.	M

Item	Service	Performance Standard	Measuring Period
		Servicer will maintain a first case resolution percentage of 83% for all Tier 3 complaints. First case resolution will be defined for complaints as no additional complaint opened within 30 days.	M
Servicer's quality review for Tier 3 complaints will maintain an accuracy rate of 90% or higher. Quality management audits should consist of a minimum average of 5 customer complaint interactions per associate each month. These reviews can consist of call listening or full process reviews. Complaints must be logged with the proper primary and secondary reason utilizing targeted attributes for logging the complaint.
M
6
Data Processing
• Manage all aspects of processing platform(s), including day to day operation, backups and maintenance, and disaster recovery.
• Provide a 24 X 7 control center/help desk facility to monitor and manage data processing operations on behalf of Bank.
• Ensure availability of the Enterprise Data Warehouse (“EDW”). The EDW is used by Servicer to compile and store all retail transaction and cardholder account data.
		Help desk support is available 24/7 where at least 90% of monthly inbound calls are answered within 20 seconds or less.	M
		Deliver EDW data on a daily basis and make EDW data available based on the EDW end of day marker within forty eight (48) hours.	M
7	End User Support • Provision of hardware, software and support to ensure continuous functioning of end user computing needs. Ensuring high customer satisfaction through the use of end-user surveys.	Work 90% of service requests within 15 business days.	M
		Customer satisfaction scores will not fall below 95% on a monthly basis.	M
8
Facilities Management
• Assist with management of the premises and its contents.
• Provide property management services for Bank.
• Provide real property services, including leasing commercial and/or   office space.
• Provide timely completion and systemic tracking for corrective and preventative services and work orders.
		Achieve 90% on-time completion of work orders.	M
9
Fraud
• Provide Fraud services and platform to prevent, detect, mitigate and investigate fraud on cardholders’ accounts, which includes transaction monitoring, strategy design and analysis, fraud loss reporting, customer fraud claim resolution, and document retention to comply with applicable laws and regulations.

		Fraud loss reporting will be provided on a monthly basis	M
		Fraud loss will remain within 20% of fraud loss appetite/targets.	M
		Service 80% of inbound fraud calls within 25 seconds or less.	M
Item	Service	Performance Standard	Measuring Period
	• Create and monitor alerts, develop strategies, and perform other necessary functions in order to detect, mitigate, and prevent fraud within the bank’s fraud risk appetite for our accounts.	Process and investigate 99% of fraud claims to ensure appropriate customer resolution within 90 days in accordance to applicable Regulatory timeframes.	M
10	Human Resources • Assist in the recruiting, training, management of staff as well as the management of benefits available to Bank associates.	Report on recruiting performance and monitoring to demonstrate positions are being filled in support of the Banks.	Q
11	Information Security Support • Provide technologies and manage network and application access to protect client/customer data while assuring privacy and regulatory compliance.	Meet or exceed established threshold (>=98%) for granting approved user access requests within 10 business days of approval.	M
		Meet or exceed established threshold (>=98%) for removing access due to terminations within 1 business day.	M
		Perform user access review at least semi-annually.	Semi-Annual
12
Information Technology Services/Outsourcing
• Provide Information Technology platform and services, including outsourcing of Information Technology platform and services.
• Provide network and telecommunications access.
		Authorizations average response time is less than 3 seconds.	M
		Priority 1 Incidents Restored within Defined time.	M
		Priority 2 Incidents Restored within Defined time.	M
		Priority 3 Incidents Restored within Defined time.	M
		Priority 4 Incidents Restored within Defined time.	M
		Maintain 99% or greater Mainframe availability.	M
		Maintain 95% or greater implementation of critical security updates/patches.	M
		Maintain 97% or greater Unix & Linux Server availability.	M
		Maintain 97% or greater Windows Server availability.	M
		Complete 98% of critical batches within 24 hours of required completion time.	M
		Authorization services will be available 99.5% of store hours.	M

Item	Service	Performance Standard	Measuring Period
13
Issues Management
• Assignment of issue ownership, risk pillar, and issue reviewer.
• Validation of completeness and accuracy of issue description.
• Verification of root cause accuracy.
• Establishment of remediation plans and ownership.
• Identify applicable risk(s) and assign to issue.
• Responsible for remediation and issue validation by the issue owner.
• Participate in Issue Working Group (IWG).
• Escalate remediation roadblocks and service standard non-adherence to Risk Advisors and IWG, as needed.
		Contain 90% of non-technical issues impacting customers OR four or less non-technical issues if 90% is not achieved within timelines established in the Issues Management Procedure.	M
Contain 90% of technology or system dependent issues impacting customers OR four or less technology or system dependent issues if the 90% is not achieved within timelines established in the Issues Management Procedure.
M
		Close 90% of issues within timelines established in the Issues Management Procedure.	M
		Execute restitution for 90% of issues OR two or less issues if 90% is not achieved within timelines established in the Issues Management Procedure.	M
14
Model Development
• Perform model development activities, including new models and changes to existing models as needed.
• Complete model monitoring as scheduled, and provide reporting of monitoring results.
• Follow Model Governance Framework.
• Maintain all required documentation.
• Other FLOD model services, as requested.

		Provide model monitoring report monthly.	M
		Follow internal model governance framework.	M
15	Project Management • Provide project management services as requested.	Report effort spent against approved scope of all work requests and broad impacting projects by the 15th calendar day following the completion of the prior month review.	M
16
Quality Management
• Design and/or execute testing of business processes, using a risk based approach.
• Utilize a framework to drive visibility and accountability of business owners to drive improvement in quality controls including resolving issues and/or gaps.

		Complete monthly call monitoring on time as set forth in the Quality Testing Schedule.	Q
		Complete Non-Operational quality testing on time as set forth in the Testing Schedule.	Q
		Complete operational quality testing as set forth in the Quality Testing Schedule.	Q

Item	Service	Performance Standard	Measuring Period
17
Security
• Determine Critical Infrastructures and provide physical security staffing based on the critically of the physical location and how immobility would impact business operations.
• Provide video surveillance security for Critical Computing Centers and general office space.
•  Create and disseminate safety policies and procedures.
		Provide physical security in accordance with the ECC Approved Physical Security Policy and Standards.	M
		Video surveillance is maintained at 91 days for Critical Computing Centers (e.g., Data Centers, Critical Server Rooms, etc.) and 31 days for general office space.	M
		Distribute physical security policy annually to associates.	A
18
    Vendor Management Services
• Complete Vendor Engagement due diligence reviews and assign risk tiering.
• Timely and accurately completion of all scorecard metric entry and reporting.
• Complete annual reviews and oversight of all vendor engagements as required by policy and procedures.
• Report critical and material vendor incidents as defined by policy and procedures.
•  Support all regulatory exams and provide documentation as requested by the Banks.
		General Global Sourcing/VRM Requests: Respond to general inquiries within two business days.	M
		Notify VRM of any material vendor incidents as defined in the Global Sourcing and Vendor Management procedures once know, within 2 business days.	M
		No less than 90% of the Quarterly and Annual Business Reviews will be completed within 30 days of the timeframes established in the Supplier Relationship Management Procedures.	Q
		Regulatory Requests: Fulfill all regulatory requests within two business day unless otherwise agreed.	Ad Hoc

SECTION II: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO REVOLVING CREDIT CARDS

Item	Service	Performance Standard	Measuring Period
1	Card Embossing and Issuance • Provide end to end processing of card embossing requests, either from initial account set-up or for replacement cards.	Issue 95% of new and replacement cards within 5 business days. (This includes New cards, Replacement cards, Lost / Stolen cards).	M
2
Collections
• Manage collection of overdue accounts from initial delinquency through
• charge-off.
• Manage special account processing including bankruptcy, deceased & settlement offers.
• Manage collection agencies and law firms retained to collect overdue accounts.
• Manage sales of accounts to debt buyers.
		A same-day collection attempt will be made on at least 85% (monthly average) of the collection accounts that are downloaded daily into the dialer categories.	M
		Conduct one annual on-site audit/review of each agency that is either receiving active account placements and/or has a minimum of $1M in Bank account balances.	M
		Conduct remote monitoring quarterly of each agency engaged in the collection of Bank accounts.	Q
		Provide account level details to Bank on accounts to be sold as part of the debt-sales program to ensure appropriate exclusions have been applied.	M
		Staff early stage collections at a maximum ratio of 1FTE to 2000 early stage collection accounts.	M
		Staff late stage collections at a maximum ratio of 1FTE to 1000 late stage collection accounts.	M
3	Contract Commitment Oversight • Holistic measurement of reputational risk, financial impact and high value brand performance of Banks Brand Partners.	Brand SLA failures shall not enable a contractual breach that enables a termination right.	M
		Brand SLA achievement measures not less than 95% achievement in a given month.	M
Item	Service	Performance Standard	Measuring Period
4
Credit Management
• Provide services related to all aspects of the Bank’s credit management programs including underwriting and account management to ensure processes to identify, evaluate, mitigate, and monitor credit risk will adhere to the Bank’s established credit risk appetite, tolerances and limits, and comply with all applicable Bank credit risk management policies, strategies, and related laws and regulations.
• Ensure that key credit risk strategies are thoroughly analyzed and effectively documented, presented and approved by the Bank as required, and that credit actions adhere to the Bank credit policy and regulatory requirements.
• Prepare and deliver presentations regarding key credit risk trends, issues, exposures, effectiveness of strategies, and other information as requested by the Bank.
• Provide other Credit Risk services, as requested.

Produce and adhere to an “underwriting review calendar”, which will include an analysis of new account underwriting and recommendations for clients with A/R > $150MM and any requests for specific clients as needed.

M
Produce client specific summary level report of key performance metrics on a monthly basis with comments for clients with A/R greater than $150MM as well as any request by the Bank for specific clients   as needed.
M
5
Customer Communications
• Produce and mail customer communications; including periodic statements and dunning letters, customer service correspondence, adverse action letters and change of terms notices.

Mail or deliver account statements within 4 business days of the scheduled billing date. Monthly periodic statements must be mailed or delivered at least twenty-
one (21) days (calendar days) prior to the payment due date disclosed on the billing statement.
M
6
Customer Service
• Process all customer inquiries (received via telephone/mail/fax/electronic), including a toll free customer inquiry number.
• Respond to billing inquiries, account disputes and adjustments, billing error resolution, provision of duplicate copies of billing documentation (as requested).
• Serve as a liaison between customers and clients for communication of product/service disputes.
• Provide call resolution support.

Respond to written Cardholder inquiries (whitemail),  response requirements are as follows:
• 90% within 8 Business Days.
• 100% within 30 Calendar Days.
• 100% within regulatory timelines, as applicable.
M
		Respond to written Cardholder inquiries (email), response requirements are as follows: • 90% within 8 Business Days. • 100% within 30 Calendar Days. • 100% within regulatory timelines, as applicable.	M
		Abandon Rate: Calls that exit the IVR and are abandoned prior to being serviced by a live agent shall not exceed 5% of calls; excludes “quick abandons” (less than 10 seconds).	M
		Cardholder Dispute Response: Acknowledge 99% of Cardholder billing disputes within 30 calendar days.	M
		Cardholder Dispute Resolution: Resolve 99% of cardholder billing disputes within 2 billing cycles not to exceed 90 days.	M
		First Call Resolution: Calls that exit the IVR, are serviced by a live agent and result in no additional calls within 4 days shall not fall below 75%.	M
Answer at least 80% of calls within 25 seconds or less. Primary Customer Service and Store Service live phone support to be measured individually across each call type (Customer Service, Voice Authorization, New Accounts).
M
7
New Account Processing
• Receive and process applications received via all application channels.
• Provide Credit scoring and adjudication in accordance with Bank credit criteria.
• Refer application exceptions to appropriate Bank representative.
• Establish approved accounts on account processing platform.
• Send declined accounts adverse action letters.
		Systemically process 95% of approved/declined application requests within less than or equal to 15 seconds.	M
		Process 100% of domestic mail-in application in 6 business days or less and international mail-in applications will be processed in 10 business days or less.	M
8
Payment Processing
• Provide secure payment processing for ACH payment types, including, but not limited to Remittance (ARC) Electronic (WEB) and Telephone (TEL) payments.
• Include payment exception item processing and deposit of funds into Bank- specified account(s).
• Report action taken on returned payments.
		New accounts average response time is less than 30 seconds.	M
		Notify 100% of Applicants of action taken within 30 calendar days of receiving a completed application concerning the approval of, counteroffer to, or adverse action on the application.	M
		Report return payments monthly reflecting appropriate action taken on customer accounts, within five business days of receipt.	M
		Process 100% of non-conforming payments within five days of receipt.	M
Process 96% of all conforming payments within 24 hours of receipt; payments must be processed utilizing the date of receipt, unless the delay in crediting does not result in a finance charge or other charge.
M

Servicer and Bank will meet as needed, but no less than annually, to review the Services and associated Performance Standards and Measuring Periods. Based on that review, Bank will use its business judgment to determine whether (and if so, how) to add, remove, adjust, or otherwise amend any component of the Services, Performance Standards and/or Measuring Periods. Documentation of such adjustments shall be memorialized in writing and executed by both parties, which writing need not be in the form of a formal amendment to this Agreement, but shall be attached to and become a part of this Appendix A once executed by the parties.

Abbreviation	Definition
M	Monthly
Q	Quarterly
A	Annually

APPENDIX B
FEE SCHEDULE FOR REVOLVING CREDIT CARDS
(APPLIES TO APPENDIX A SECTION I & II)
1.
Bank agrees to pay Servicer monthly for the Services provided with respect to revolving credit cards. The fee for such Services provided shall become due and payable by Bank not later than the 15th calendar day following the end of the preceding month.

2.
Servicer will provide to Bank, no later than the 10th calendar day of each month, a statement of the fees incurred during the immediately preceding month (the “Fee Statement”). Servicer shall assess the fees by (1) calculating the total cost of the Services, as defined in this Agreement and the Fourth Amended and Restated Service Agreement, dated as of June 1, 2022, by and between Servicer and Comenity Capital Bank, (together, the “Total Services”), during the subject month, inclusive of payroll, benefits and Total Services-associated expenses, (2) calculating the amount of that total cost allocable to Bank based on Bank’s statement volume during the subject month, and (3) adding a twelve percent (12%) markup. The parties have agreed (based upon an independent third party study) that a 12% markup is within the reasonable markup range which would be charged by an independent party on an arm’s length basis for the Services provided.

3.
Bank is responsible for examining the Fee Statement and promptly reporting any errors or irregularities to Servicer. Bank will remit payment to Servicer no later than the 15th calendar day of the month in which each Fee Statement is received.

4.
Bank shall be responsible for all sales, use or excise taxes levied on accounts payable by Bank to Servicer under this Agreement, excluding taxes based upon Servicer’s income, employment of personnel or taxes from which Bank is exempt, provided Bank provides Servicer written evidence of such exemption. Undisputed payments shall be made by Bank to Servicer no later than the 15th calendar day of the month in which each Fee Statement is received.

5.
The parties will meet at least annually to review Servicer’s budgeted costs for the following year for the Services with respect to revolving credit cards. Based on that review, the parties will use commercially reasonable efforts to determine appropriate adjustments to the forecasted fees and/or markup percentage. Such adjustments and component costs shall be documented in writing executed by both parties, which writing need not be in the form of a formal amendment to this Agreement, but shall be attached to and become a part of this Fee Schedule for Revolving Credit Cards of Appendix B once executed by Bank and Servicer.